UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
June 10, 2020
Date of report (date of earliest event reported)

FIVE POINT HOLDINGS, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-38088	27-0599397
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15131 Alton Parkway, 4th Floor, Irvine, California		92618
(Address of principal executive offices)		(Zip Code)
(949) 349-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common shares	FPH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.
Five Point Holdings, LLC (the “Company”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”) on June 10, 2020. There were 69,061,898 Class A common shares and 79,233,544 Class B common shares outstanding and entitled to vote at the Annual Meeting as of April 13, 2020, the record date for the Annual Meeting. Each Class A common share and each Class B common share was entitled to one vote per share. Accordingly, as of the record date, the total voting power of all of the outstanding shares entitled to vote at the Annual Meeting was 148,295,442 votes. There were present in person or represented by proxy at the Annual Meeting shareholders holding an aggregate of 139,296,482 common shares representing 93.9% of the issued and outstanding common shares of the Company entitled to vote at the Annual Meeting as determined on the record date.
At the Annual Meeting, the shareholders of the Company elected all three (3) of the Company’s nominees for director, with voting results as follows:

Name	Votes Cast For	Votes Withheld	Broker Non-Votes
Kathleen Brown	127,962,638	426,274	10,907,570
Gary Hunt	128,313,320	75,592	10,907,570
Michael Winer	127,822,034	566,878	10,907,570
Based on the foregoing votes, each of the three nominees named in the table above was elected and will serve as a director until the 2023 annual meeting of shareholders and until such director’s successor is duly elected and qualified or, if earlier, such director’s death, resignation or removal.
Also at the Annual Meeting, the shareholders of the Company ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2020, with voting results as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
138,894,715	383,624	18,143	—

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.
Date: June 12, 2020

FIVE POINT HOLDINGS, LLC

By:	/s/ Michael Alvarado
Name:	Michael Alvarado
Title:	Chief Legal Officer, Vice President and Secretary